TIME HORIZON FUNDS

                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 1, 1998



        On May 6, 1999, the Board of Trustees approved an Agreement and Plan of Reorganization (the "Plan") whereby Time Horizon Portfolio 1, Time Horizon Portfolio 2 and Time Horizon Portfolio 3 (the "Time Horizon Funds") would be reorganized into the Nations Asset Allocation Fund ("Asset Allocation Fund") of Nations Institutional Reserves, a registered investment company in the Nations Funds Family of Funds. The Board of Trustees will submit the Plan for approval of the Time Horizon Funds' shareholders at a special meeting of shareholders on August 13, 1999. Proxy materials relating to the special meeting are expected to be mailed to shareholders on or about June 20, 1999. Contingent upon shareholder approval, the Reorganization is expected to occur on or about August 20, 1999. Upon the close of the Reorganization, shareholders would receive shares of equal value of the Asset Allocation Fund, and the Time Horizon Funds would be dissolved.

        Currently, the Time Horizon Funds provide exchange privileges with various funds of Pacific Horizon Fund, Inc. ("Pacific Horizon Funds"). Reorganizations of the Pacific Horizon Funds into corresponding Nations Funds are expected to occur on May 14 and May 21, 1999, at which time Time Horizon Fund shareholders will no longer be able to exchange their Time Horizon Fund shares into shares of Pacific Horizon Funds, as described in the prospectus. However, should the Time Horizon Reorganization be consummated, shareholders would have exchange privileges with most Nations Funds.



Supplement dated May 14, 1999